SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 5, 2009

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) periodically communicates with its shareholders and other members of the investment community (collectively referred to as the “Investment Community”) about our operations (the “Periodic Communications”). We do so through press releases, telecommunications and web casts. We have described our policy regarding Periodic Communications, as previously modified, in a Current Report on Form 8-K that we filed with the Securities and Exchange Commission on August 16, 2005 (the “August 2005 8-K”) and in a Current Report on Form 8-K that we filed with the Securities and Exchange Commission on February 2, 2007 (the “February 2007 8-K”).

Effective February 5, 2009, we have modified our policy regarding the Periodic Communications insofar as it relates to providing forecasts of the Company’s comparable store sales. We will no longer provide a forecast of the Company’s comparable store sales for each four-week or five-week retail sales period in the National Retail Federation’s 4-5-4 retail calendar (the “Retail Calendar”) when we release our sales results for the prior four-week or five-week retail sales period. Instead:

•

at four times each year, we will provide the Investment Community with management’s estimate of our comparable store sales for the next thirteen-week period based on the Retail Calendar (each, a “Forecast Period”). The guidance as to each Forecast Period will be provided in our release reporting our sales for the last four-week retail sales period in the immediately preceding and completed Forecast Period; and

•

If our management determines that the original guidance must be updated for any reason, we will provide the Investment Community with a one-time update of management’s original comparable store sales guidance for a Forecast Period in the release in which we report our sales for the five-week retail sales period in the middle of that Forecast Period.

This reporting schedule will be adjusted as appropriate and necessary to address those years in which the retail calendar contains 53 weeks.

Otherwise, our policy regarding Periodic Communications as described in the August 2005 8-K and the February 2007 8-K (including our policy regarding disclosure of our sales for each retail sales period and our fiscal year to date by means of a press release issued on the Thursday following each retail sales period in accordance with the reporting schedule listed in the investor relations section of our website at www.walmartstores.com) will remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 5, 2009

WAL-MART STORES, INC.

By:	/s/ Charles M. Holley, Jr.
	Name:	Charles M. Holley, Jr.
	Title:	Executive Vice President, Finance and Treasurer